Exhibit 99.1

OUR NAME IS OUR MISSION. ServisFirst Bancshares, Inc. NASDAQ: SFBS

Forward Looking Statements This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . In addition, ServisFirst Bancshares, Inc . may file or furnish documents with the Securities and Exchange Commission which contain forward - looking statements and management may make forward - looking statements orally to analysts, investors, representatives of the media and others . These statements are based on the current beliefs and expectations of ServisFirst Bancshares, Inc . ’s management and are subject to significant risks and uncertainties . Actual results may differ from those set forth in the forward - looking statements . Factors that could cause ServisFirst Bancshares, Inc . ’s actual results to differ materially from those described in the forward - looking statements can be found in ServisFirst Bancshares, Inc . ’s Annual Report on Form 10 - K for the year ended December 31 , 2014 , and Quarterly Reports on Form 10 - Q for the quarters ended March 31 , 2015 , September 30 , 2014 , and June 30 , 2014 . which have been filed with the Securities and Exchange Commission and which are available on ServisFirst Bancshares, Inc . ’s website ( www . servisfirstbank . com ) and on the Securities and Exchange Commission’s website ( www . sec . gov ) . ServisFirst Bancshares, Inc . does not undertake to update the forward - looking statements to reflect the impact of circumstances or events that may arise after the date of the forward - looking statements . ▪ Non - GAAP Financial Measures The presentation includes non - GAAP financial measures . Information about any such non - GAAP financial measures, including a reconciliation of those measures to GAAP, can be found in the presentation . 2 OUR NAME IS OUR MISSION.

ServisFirst at a Glance Overview ▪ Founded in 2005 in Birmingham, AL ▪ Single bank BHC High - Performing Metropolitan Commercial Bank (1) ▪ Total Assets: $4.4 billion ▪ Stockholders’ Equity: $441 million (2) High Growth Coupled with Pristine Credit Metrics (4) ▪ Gross Loans CAGR: 23% ▪ Total Deposits CAGR: 19% ▪ Net Income for Common CAGR: 55% ▪ Diluted EPS CAGR: 44% 3 ▪ Core ROAA (3) : 1.43% ▪ Core Efficiency Ratio (3) : 40.27% 1) As of March 31, 2015 2) Inclusive of $40 million SBLF 3) Core measures in the first quarter of 2015 exclude merger expenses related to the acquisition of Metro Bancshares, Inc. and reserv es for losses in unfunded loan commitments and letters of credit resulting from our change in methodology for estimating such lo sse s, and in the first quarter of 2014 resulting from a correction of our accounting for vested stock options previously granted to members of our advisory boards in our mark ets . For a reconciliation of these non - GAAP measures to the most comparable GAAP measure, see "GAAP Reconciliation and Management Explanation of Non - GAAP Financial Measures" included on page 35 of this presentation. 4) 5 - year compounded annual growth rate calculated from December 31, 2009 to December 31, 2014 ▪ NPAs / assets (1) : 0.40% ▪ NPLs / loans (1) : 0.25% OUR NAME IS OUR MISSION.

Our Business Strategy ▪ Simple business model – Loans and deposits are primary drivers, not ancillary services ▪ Limited branch footprint – T echnology provides efficiency ▪ Big bank products and bankers – With the style of service and delivery of a community bank ▪ Core deposit focus coupled with C&I lending emphasis ▪ Scalable, decentralized b usiness model – R egional CEOs drive revenue ▪ Opportunistic expansion, attractive geographies – T eams of the best bankers in each metropolitan market ▪ Disciplined growth company that sets high standards for performance 4 OUR NAME IS OUR MISSION.

Opportunistic Expansion ▪ Identify great bankers in attractive markets – Focus on people as opposed to places – Target minimum of $300 million in assets within 5 years – Best bankers in growing markets • Production team (excluding mortgage origination) increased from 91 to 110 in 1 st Quarter 2015, with eight added through the Metro Bank acquisition ▪ Market strategies – Regional CEOs execute simple business model – Back office support and risk management infrastructure – Non - legal board of directors comprised of key business people – Provide professional banking services to mid market commercial customers that have been neglected by or pushed down to branch personnel of national and other larger regional banks ▪ Opportunistic future expansion – Southern markets, metropolitan focus – Draw on expertise of industry contacts 5 OUR NAME IS OUR MISSION.

Milestones 6 ▪ Founded in May 2005 with initial capital raise of $35 million ▪ Achieved total asset milestones of $1 billion in 2008, $2 billion in 2011, $3 billion in 2013, and $4 billion in 2014, all through organic growth 2013 2014 May ’05: Founded in Birmingham, AL June ’07: Montgomery, AL March ’11: Correspondent Banking April ’13: Mobile, AL May ’14: NASDAQ listed August ’06: Huntsville, AL September ’08: Dothan, AL April ’11: Pensacola, FL April ’13: Nashville, TN LPO February ‘ 15: Metro Bank Acquisition OUR NAME IS OUR MISSION. January ’15: Charleston, SC 2015 2012 2013 2011 2010 2009 2008 2007 2006 2005

ServisFirst Branches (16) Nashville LPO Our Footprint 7

Our Markets 8 OUR NAME IS OUR MISSION. 1) Represents metropolitan statistical areas (MSAs ) 2) As reported by the FDIC; as of 6/30/2014 3) Branch 1 opened in July 2012 as a loan production office; converted to a full service branch in April 2013; Branch 2 opened 9 /3/ 2014 4) Opened as a loan production office 5) Represents Metro Bank acquisition that closed on 1/31/2015 6) New market opening announced 1/21/2015 Total Branches Total Market Deposits (2) ($ in billions) Market Share (2) (%) 3 32.9 4.6 2 6.8 8.5 2 7.5 5.3 2 2.9 13.3 2 6.3 1.4 2 4.8 5.1 - 44.1 - Atlanta - Sandy Springs - Roswell (5) - 132.6 - Charleston (6) - 10.4 - 13 248.3 Market (1) Alabama Georgia South Carolina Birmingham - Hoover Huntsville Pensacola - Ferry Pass - Brent Tennessee Total Nashville (4) Montgomery Dothan Mobile (3) Florida

Our Business Model ▪ “Loan making and deposit taking ” – Traditional commercial banking services – No emphasis on non - traditional business lines ▪ Culture of cost control – “Branch light ”, with $231 million (1)(2) average deposits per banking center – Leverage technology and centralized infrastructure – Headcount focused on production and risk management – Key products; including remote deposit capture, cash management, remote currency manager – Outsource selected functions ▪ C&I lending expertise – 43% of gross loans (1) – Target customers: privately held businesses $2 to $250 million in annual sales, professionals, affluent consumers 9 OUR NAME IS OUR MISSION. 1) A s of March 31, 2015 2) E xcludes Charleston branch which opened during 1 st quarter 2015

Scalable, Decentralized Structure ▪ Local decision - making – Emphasize local decision - making to drive customer revenue – Centralized, uniform risk management and support – Conservative local lending authorities, covers most lending decisions ▪ Geographic organizational structure (as opposed to line of business structure) ▪ Regional CEOs empowered and held accountable – Utilize stock based compensation to align goals ▪ Top - down sales culture – Senior management actively involved in customer acquisition 10 OUR NAME IS OUR MISSION.

Correspondent Banking OUR NAME IS OUR MISSION. 11 Correspondent bank to over 200 community banks 3/31/2014 # of Accts Balance (000s) Avg Acct Bal Total Relationships 159 261,804 Fed Funds Purchased 206,020 1.30M Deposit Accounts 55,784 0.35M 3/31/2015 # of Accts Balance (000s) Avg Acct Bal Total Relationships 213 417,006 Fed Funds Purchased 280,900 1.32M Deposit Accounts 136,106 0.64M

Correspondent Banking Footprint March 2015 12 OUR NAME IS OUR MISSION.

Our Management Team Thomas A. Broughton, III President and Chief Executive Officer ▪ Previously President and CEO of First Commercial Bank (acquired by Synovus Financial, 1992); subsequently, regional CEO for Synovus ▪ American Banker’s 2009 Community Banker of the Year ▪ 60 years old 13 OUR NAME IS OUR MISSION. William M. Foshee EVP and Chief Financial Officer ▪ Previously Chief Financial Officer of Heritage Financial Holding Corporation ▪ Certified public accountant ▪ 60 years old Clarence C. Pouncey , III EVP and Chief Operating Officer ▪ Previously with Wachovia; oversaw production functions in Alabama, Arizona, Tennessee and Texas ▪ Previously SVP of SouthTrust Bank ▪ 58 years old Don G. Owens SVP and Chief Credit Officer ▪ Previously Senior Vice President and Senior Loan Administrator, BBVA - Compass ▪ 63 years old Rodney E. Rushing EVP, Correspondent Banking Executive ▪ Previously Executive Vice President of Correspondent Banking, BBVA - Compass ▪ 57 years old ▪ Management team and Board of Directors own approximately 14% of fully - diluted shares

Our Regional CEOs

Servis1st Bank
OUR NAME IS OUR MISSION.

Andrew N. Kattos
EVP and Regional CEO Huntsville

- Previously EVP/Senior Lender for First Commercial Bank
- 46 years old

George C. Barker
EVP and Regional CEO Montgomery

- Previously Group President for Regions Bank Southeast Alabama Bank Group
- 67 years old

B. Harrison Morris
EVP and Regional CEO Dothan

- Previously Market President of Wachovia's operation in Dothan
- 38 years old

Rex D. McKinney
EVP and Regional CEO Pensacola

- Previously EVP/Senior Commercial Lender for First American Bank/Coastal Bank and Trust (Synovus)
- 52 years old

William "Bibb" Lamar
EVP and Regional CEO Mobile

- Previously CEO of BankTrust for over 20 years
- 71 years old

Kenneth L. Barber
EVP and Regional CEO Atlanta

- Previously founding Chairman and CEO of Metro Bancshares
- 60 years old

Thomas G. Trouche
EVP and Regional CEO Charleston

- Previously Executive Vice President Coastal Division for First Citizens Bank
- 51 years old

14

Overview of Metro Bank Acquisition ▪ Closed deal January 31, 2015 ▪ Purchased all shares of common stock of Metro Bancshares, Inc., a Georgia state – chartered holding company with $211 million in total assets ▪ Addition of experienced Atlanta area bankers to the ServisFirst Bank team ▪ Deal value: $42.9 million Cash consideration: $22,825,000 Total stock issued: 636,720 shares valued at $31.5064 (1) per share ▪ Internal rate of return greater than 20% ▪ Accretive to EPS in year two ▪ Tangible book value earn back in year three ▪ Cost savings greater than 40% ▪ System conversion date: Expected late May 2015 OUR NAME IS OUR MISSION. 15 1) V olume weighted average stock price for the 20 trading days preceding the closing

Expansion in South Carolina Region ▪ Thomas G. Trouche – Regional CEO/EVP – Previously served as Coastal Division Executive for First Citizens Bank. – 26 years banking experience ▪ Robert H. Warrick – Commercial Banking Manager/SVP – Previously served as Commercial Market Executive for CresCom Bank – 27 years banking experience ▪ Benjamin Moore, III – Private Banking Officer/SVP – Previously served as SVP, Team Leader for First Tennessee Bank – 23 years investment and banking experience ▪ Seth Horton – Business Development Officer/SVP – Previously served as SVP, Eastern South Carolina Sales Manager for PNC Bank’s Healthcare Banking Division – 11 years banking experience OUR NAME IS OUR MISSION. 16

OUR NAME IS OUR MISSION. Financial Results

Success Measures: Balance Sheet Growth 18 OUR NAME IS OUR MISSION. 5 - year (1) CAGR = 22.7% 5 - year (1) CAGR = 18.9% Gross Loans ($mm) Total Deposits ($mm) ▪ Organic growth of gross loans and total deposits in the 20% range ▪ 5 - year (1) CAGR of non - interest bearing deposits = 30.9% ▪ 5 - year (1) CAGR of C&I loans = 26.5% $1,207 $1,395 $1,831 $2,363 $2,859 $3,360 $3,608 2009 2010 2011 2012 2013 2014 1Q15 1) 5 – year CAGR = 12/31/2009 – 12/31/2014 $1,432 $1,759 $2,144 $2,512 $3,020 $3,398 $3,639 2009 2010 2011 2012 2013 2014 1Q15

▪ Rare combination of balance sheet growth and earnings power ▪ EPS growth includes impact of $55.1 million of common stock issued in five private placements as we entered new markets and $56.9 from the initial public offering Success Measures: Income Growth 19 OUR NAME IS OUR MISSION. 5 - year (1) CAGR = 54.5% 5 - year (1) CAGR = 43.8% Net Income Available to Common Stockholders ($mm) Diluted Earnings Per Common Share $5.9 $17.4 $23.2 $34.0 $41.2 $51.9 $13.0 2009 2010 2011 2012 2013 2014 1Q15 0.34 0.95 1.18 1.66 1.90 2.09 0.49 2009 2010 2011 2012 2013 2014 1Q15 1) 5 – year CAGR = 12/31/2009 – 12/31/2014

▪ Primary focus on building core deposits, highlighted by non - interest bearing accounts and non - reliance on CDs ▪ C&I lending expertise within a well balanced loan portfolio Success Measures: Balance Sheet Makeup 20 OUR NAME IS OUR MISSION. Deposit Mix (1) 0.50% Cost of Interest Bearing Deposits (2) Loan Portfolio (1) 4.48% Yield on Loans (2) 1) As of March 31, 2015 2) Average for the three months ended March 31, 2015 Non - interest bearing 24% NOW, Money market, and savings 63% C CDs 13% Commercial & industrial 43% CRE owner occupied 24% CRE non - owner occupied 15% Consumer mortgage 10% Real estate - construction 6 % Consumer 2%

Loan Growth by MSA

Servis 1st Bank
OUR NAME IS OUR MISSION.

Dollars in Thousands MSA	12/31/2014	3/31/2015	YTD Growth by Market	1st Qtr Annualized Growth Rate
Birmingham-Hoover, AL MSA	$ 1,688,897	$ 1,748,188	$ 59,291	14%
Huntsville, AL MSA	$ 432,931	$ 435,305	$ 2,374	2%
Dothan, AL MSA	$ 387,681	$ 388,264	$ 583	1%
Montgomery, AL MSA	$ 318,278	$ 325,602	$ 7,324	9%
Mobile, AL MSA	$ 169,565	$ 179,261	$ 9,696	23%
Total Alabama MSAs	$ 2,997,353	$ 3,076,620	$ 79,267	11%
Pensacola, FL MSA	$ 240,860	$ 245,905	$ 5,045	8%
Atlanta, GA MSA	$ 154,197	$ 149,104	$ (5,093)	-13%
Nashville, TN MSA	$ 121,645	$ 132,492	$ 10,847	36%
Charleston, SC MSA	$ -	$ 3,731	$ 3,731	NA
Total Loans	$ 3,514,055	$ 3,607,852	$ 93,797	11%

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Loan Growth by Type OUR NAME IS OUR MISSION. 22 Dollars in Thousands Loan Type 12/31/2014 3/31/2015 1,511,545$ 1,543,531$ 31,986$ 34% 224,449$ 219,005$ (5,444)$ -6% Owner-Occupied Commercial 834,564$ 869,724$ 35,160$ 37% 1-4 Family Mortgage 352,785$ 375,770$ 22,985$ 25% Other Mortgage 532,771$ 545,668$ 12,897$ 14% Subtotal: Real Estate - Mortgage 1,720,120$ 1,791,162$ 71,042$ 76% 57,941$ 54,154$ (3,787)$ -4% Total Loans 3,514,055$ 3,607,852$ 93,797$ 100% YTD Growth by Loan Type % of YTD Growth Real Estate - Mortgage: Commercial, Financial and Agricultural Real estate - Construction Consumer

▪ Strong loan growth while maintaining asset quality discipline Success Measures: Credit Quality 23 OUR NAME IS OUR MISSION. Allowance for Loan Losses / Total Loans Net Charge Offs / Total Average Loans Non - Performing Assets / Total Assets Non - Performing Loans / Total Loans 1.10% 1.06% 0.69% 0.64% 0.41% 0.40% 2010 2011 2012 2013 2014 1Q15 1.03% 0.75% 0.44% 0.34% 0.30% 0.25% 2010 2011 2012 2013 2014 1Q15 0.55% 0.32% 0.24% 0.33% 0.17% 0.08% 2010 2011 2012 2013 2014 1Q15 1.30% 1.20% 1.11% 1.07% 1.06% 1.04% 2010 2011 2012 2013 2014 1Q15

▪ Consistent earnings results and strong momentum Success Measures: Profitability Metrics 24 OUR NAME IS OUR MISSION. Core Return on Average Assets (1) Core Return on Average Equity (1) Core Return on Average Common Equity (1) Net Interest Margin 1) Core measures in the first quarter of 2015 exclude merger expenses related to the acquisition of Metro Bancshares, Inc. and r ese rves for losses in unfunded loan commitments and letters of credit resulting from our change in methodology for estimating such losses, and in the first quarter of 2014 resulting from a correction of our accounting for ve ste d stock options previously granted to members of our advisory boards in our markets. For a reconciliation of these non - GAAP measures to the most comparable GAAP measure, see "GAAP Reconciliation and Management Explanati on of Non - GAAP Financial Measures" included on page 35 of this presentation. 1.04% 1.11% 1.30% 1.31% 1.44% 1.43% 2010 2011 2012 2013 2014 1Q15 15.86% 17.01% 19.41% 18.30% 16.74% 15.39% 2010 2011 2012 2013 2014 1Q15 3.94% 3.79% 3.80% 3.80% 3.68% 3.80% 2010 2011 2012 2013 2014 1Q15 15.86% 14.73% 15.81% 15.54% 15.00% 14.05% 2010 2011 2012 2013 2014 1Q15

Success Measures: Efficiency

Servis1st Bank
OUR NAME IS OUR MISSION.

- **Our operating structure and business strategy enable efficient, profitable growth**



Core Efficiency Ratio (1)
Core Non-interest Expense / Average Assets (1)
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
45.51%
45.54%
41.54%
38.78%
38.86%
40.27%
1.85%
1.79%
1.64%
1.51%
1.47%
1.56%
2010
2011
2012
2013
2014
1Q15

Core Efficiency Ratio (1) and
Core Noninterest Expense / Average Assets (1)

1) Core measures in the first quarter of 2015 exclude merger expenses related to the acquisition of Metro Bancshares, Inc. and reserves for losses in unfunded loan commitments and letters of credit resulting from our change in methodology for estimating such losses, and in the first quarter of 2014 resulting from a correction of our accounting for vested stock options previously granted to members of our advisory boards in our markets. For a reconciliation of these non-GAAP measures to the most comparable GAAP measure, see "GAAP Reconciliation and Management Explanation of Non-GAAP Financial Measures" included on page 35 of this presentation.

25

Well Positioned for Rising Interest Rates 26 OUR NAME IS OUR MISSION. Change in Net Interest Income Scenario Based on parallel shift in yield curve and a static balance sheet Variable - rate Loans 54% of loans are variable rate Deposit Mix 24% of deposits are held in non - interest bearing demand deposit accounts ( 0.26%) 0.66% 1.62% 3.72% 7.55% 11.15% (4.00%) (2.00%) 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% Up 100 bps Up 200 bps Up 300 bps Year 1 Year 2

Appendix OUR NAME IS OUR MISSION.

Our Markets: Centers for Continued Growth Birmingham, AL ▪ Key Industries: Metals manufacturing, finance , insurance, healthcare services and distribution ▪ Key Employers: Protective Life, HealthSouth Corporation, Vulcan Materials Company, AT&T, and The University of Alabama at Birmingham (UAB) ( Alabama’s largest employer) Huntsville, AL ▪ Key Industries: U.S. Government , commercial and university research ▪ Key Employers : U.S. Army/Redstone Arsenal, the Boeing Company, NASA/Marshall Space Flight Center, Intergraph Corporation, ADTRAN, Inc., Northrop Grumman, Cinram, SAIC, DirecTV, Lockheed Martin and Toyota Motor Manufacturing Montgomery, AL ▪ Key Industries : State of Alabama and U.S . Government, U.S. Air Force , automotive manufacturing ▪ Key Employers : Maxwell Gunter Air Force Base, Hyundai Motor Manufacturing 28 OUR NAME IS OUR MISSION.

Our Markets:
Centers for Continued Growth (cont.)

Servis1st Bank
OUR NAME IS OUR MISSION.

Dothan, AL

- *Key Industries:* Agricultural trade and agri-business
- *Key Employers:* Michelin, Pemco World Aviation, International Paper, Globe Motors, and AAA Cooper Transportation

Pensacola, FL

- *Key Industries:* Tourism, military, health services, and medical technology industries
- *Key Employers:* Eglin Air Force Base, Hurlburt Field, Pensacola Whiting Field, Pensacola Naval Air Station and Corry Station; Sacred Heart Health System, West Florida Regional Hospital, Gulf Power Company (Southern Company), the University of West Florida, International Paper, Ascend Performance Materials (Solutia), GE Wind Energy, Armstrong World Industries, and Wayne Dalton Corporation

Mobile, AL

- *Key Industries:* Aircraft assembly, aerospace, steel, ship building, maritime, retail, services, construction, medicine, and manufacturing
- *Key Employers:* Port of Mobile, Austal USA, Brookley Aeroplex, ThyseenKrupp, Infirmary Health Systems, Walmart, University of South Alabama, ST Aerospace Mobile, and EADS

29

Our Markets: Centers for Continued Growth (cont.) Nashville, TN ▪ Key Industries: Manufacturing, healthcare, transportation, and technology ▪ Key Employers: HCA Holdings, Nissan North America, Dollar General Corporation, Asurion , and Community Health Systems Charleston, SC ▪ Key Industries: Tourism, maritime, information technology, higher education, military, and manufacturing ▪ Key Employers : Joint Base Charleston, Medical University of South Carolina (MUSC), Roper St. Francis Healthcare, The Boeing Company, Robert Bosch LLC, Blackbaud , and SAIC Atlanta, GA ▪ Key Industries: Logistics, media, information t echnology, and entertainment ▪ Key Employers : The Coca - Cola Company, The Home Depot, Delta Air Lines, AT&T Mobility, UPS, Newell - Rubbermaid, Cable News Network (CNN), and Cox Enterprises OUR NAME IS OUR MISSION. 30

Tax Credit Partnership Investments The Bank has invested in three types of tax credit partnerships which provide loan opportunities and allow for the recognition of tax credits • New Market Tax Credit – designed to encourage private sector equity investments in low income communities • Low Income Housing Tax Credits – designed to encourage private sector investment in the development of affordable rental housing • Historical Tax Credits – designed to encourage the preservation and reuse of historic buildings 31 OUR NAME IS OUR MISSION.

Our Financial Performance:
Key Operating and Performance Metrics

Servis1st Bank

OUR NAME IS OUR MISSION.

Dollars in Millions Except per Share Amounts

	For the Year Ended December 31,					
	2010	2011	2012	2013	2014	1Q2015
Balance Sheet						
Total Assets	$1,935	$2,461	$2,906	$3,521	$4,099	$4,393
Net Loans	$1,377	$1,809	$2,337	$2,828	$3,324	$3,570
Deposits	$1,759	$2,144	$2,512	$3,020	$3,398	$3,639
Loans / Deposits	79%	85%	94%	95%	99%	99%
Total Equity	$117	$196	$233	$297	$407	$441
Profitability						
Net Income	$17.4	$23.4	$34.4	$41.6	$52.3	$13.1
Net Income Available to Common	$17.4	$23.2	$34.0	$41.2	$51.9	$13.0
Core Net Income Available to Common [(1)]	$17.4	$23.2	$34.0	$41.2	$53.6	$14.7
Core ROAA [(1)]	1.04%	1.12%	1.31%	1.32%	1.44%	1.43%
Core ROAE [(1)]	15.86%	14.86%	15.99%	15.70%	15.00%	14.05%
Core ROACE [(1)]	15.86%	17.01%	19.41%	18.30%	16.74%	15.39%
Net Interest Margin	3.94%	3.79%	3.80%	3.80%	3.68%	3.80%
Core Efficiency Ratio [(1)]	45.51%	45.54%	41.54%	38.78%	38.86%	40.27%
Capital Adequacy						
Tangible Common Equity to Tangible Assets [(2)]	6.05%	6.35%	6.65%	7.31%	8.96%	8.76%
Common Equity Tier 1 Capital Ratio	NA	NA	NA	NA	NA	10.10%
Tier I Leverage Ratio	7.77%	9.17%	8.43%	8.48%	9.91%	10.07%
Tier I Capital Ratio	10.22%	11.39%	9.89%	10.00%	11.75%	11.17%
Total Risk-Based Capital Ratio	11.82%	12.79%	11.78%	11.73%	13.38%	12.70%
Asset Quality						
NPAs / Assets	1.10%	1.06%	0.69%	0.64%	0.41%	0.40%
NCOs / Average Loans	0.55%	0.32%	0.24%	0.33%	0.17%	0.08%
Loan Loss Reserve / Gross Loans	1.30%	1.20%	1.11%	1.07%	1.06%	1.04%
Per Share Information						
Common Shares Outstanding	16,582,446	17,796,546	18,806,436	22,050,036	24,801,518	25,653,610
Book Value per Share	$7.06	$8.78	$10.28	$11.67	$14.81	$15.65
Tangible Book Value per Share [(2)]	$7.06	$8.78	$10.28	$11.67	$14.81	$14.95
Diluted Earnings per Share	$0.95	$1.18	$1.66	$1.90	$2.09	$0.49
Core Diluted Earnings per Share [(1)]	$0.95	$1.18	$1.66	$1.90	$2.16	$0.56

1) Core measures in the first quarter of 2015 exclude merger expenses related to the acquisition of Metro Bancshares, Inc. and reserves for losses in unfunded loan commitments and letters of credit resulting from our change in methodology for estimating such losses, and in the first quarter of 2014 resulting from a correction of our accounting for vested stock options previously granted to members of our advisory boards in our markets. For a reconciliation of these non-GAAP measures to the most comparable GAAP measure, see "GAAP Reconciliation and Management Explanation of Non-GAAP Financial Measures" included on page 35 of this presentation.

2) Non-GAAP financial measures "Tangible Common Equity to total tangible Assets" and "Tangible Book value per Share" are not measures of financial performance recognized by generally accepted accounting principles in the United States, or GAAP;

32

Our Financial Performance: Asset Quality

Servis1st Bank

OUR NAME IS OUR MISSION.

Dollars in Thousands	Year Ended December 31,					
	2010	2011	2012	2013	2014	1Q2015
Nonaccrual Loans:						
1-4 Family	202	670	453	1,878	1,596	966
Owner-Occupied Commercial Real Estate	635	792	2,786	1,435	683	724
Other Real Estate Loans	--	693	240	243	959	574
Commercial, Financial & Agricultural Real Estate	2,164	1,179	276	1,714	172	160
Construction	10,722	10,063	6,460	3,749	5,049	5,273
Consumer	624	375	135	602	666	664
Total Nonaccrual Loans	14,347	13,772	10,350	9,621	9,125	8,361
Total 90+ Days Past Due and Accruing	--	--	8	115	925	553
Total Nonperforming Loans	14,347	13,772	10,358	9,736	10,050	8,914
Other Real Estate Owned and Repossessions	6,966	12,305	9,721	12,861	6,840	8,638
Total Nonperforming Assets	21,313	26,077	20,079	22,597	16,890	17,552
Troubled Debt Restructurings (Accruing):						
1-4 Family	--	--	1,709	8,225	--	--
Owner-Occupied Commercial Real Estate	--	2,785	3,121	-	--	--
Other Real Estate Loans	--	331	302	285	1,663	1,659
Commercial, Financial & Agricultural Real Estate	2,398	1,369	1,168	962	6,632	6,621
Construction	--	--	3,213	217	--	--
Consumer	--	--	-	-	--	--
Total Troubled Debt Restructurings (Accruing)	2,398	4,485	9,513	9,689	8,295	8,280
Total Nonperforming Assets & Troubled Debt Restructurings (Accruing)	23,711	30,562	29,592	32,286	25,185	25,832
Total Nonperforming Loans to Total Loans	1.03%	0.75%	0.44%	0.34%	0.30%	0.25%
Total Nonperforming Assets to Total Assets	1.10%	1.06%	0.69%	0.64%	0.41%	0.40%
Total Nonperforming Assets and Troubled Debt Restructurings (Accruing) to Total Assets	1.23%	1.24%	1.02%	0.92%	0.61%	0.59%

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Our Financial Performance: Loan Loss Reserve and Charge - Offs 34 OUR NAME IS OUR MISSION. Dollars in Thousands                 Allowance for Loan Losses:                                 Beginning of Year   $ 14,737  $ 18,077  $ 22,030  $ 26,258  $ 30,663  $ 35,629 Charge-Offs:                             Commercial, Financial and Agricultural     (1,667)   (1,096)   (1,106)   (1,932) (2,311)) (77) Real Estate - Construction     (3,488)   (2,594)   (3,088)   (4,829) (1,267)) (382) Real Estate - Mortgage:                             Owner Occupied Commercial     (548)   -     (250)   (1,100) (36)) (20) 1-4 Family Mortgage     (1,227)   (1,096)   (311)   (941) (1,529)) (413) Other Mortgage     -     -     (99)   -   (400)  - Total Real Estate Mortgage     (1,775)   (1,096)   (660)   (2,041) (1,965)) (433) Consumer     (278)   (867)   (901)   (210) (228)) (5) Total Charge-Offs     (7,208)   (5,653)   (5,755)   (9,012) (5,771)) (897) Recoveries:                             Commercial, Financial and Agricultural     97    361    125    66  48   19 Real Estate - Construction     53    180    58    296  322   99 Real Estate - Mortgage:                             Owner Occupied Commercial     12    12    -     32  -   - 1-4 amily mortgage     20    -     692    4  65   101 Other Mortgage     -     -     -     -   9   - Total Real Estate Mortgage     32    12    692    36  74   101 Consumer     16    81    8    11  34   - Total Recoveries     198    634    883    409  478   219                               Net Charge-Offs     (7,010)   (5,019)   (4,872)   (8,603) (5,293)) (678)                               Provision for Loan Losses Charged to Expense     10,350    8,972    9,100    13,008  10,259   2,405                               Allowance for Loan Losses at End of Period   $ 18,077  $ 22,030  $ 26,258  $ 30,663  $ 35,629  $ 37,356                               As a Percent of Year to Date Average Loans:                             Net Charge-Offs     0.55%   0.32%   0.24%   0.33% 0.17%% 0.08% Provision for Loan Losses     0.81%   0.57%   0.45%   0.5% 0.34%% 0.28% Allowance for Loan Losses As a Percentage of:                             Loans     1.3%   1.2%   1.11%   1.07% 1.06%% 1.04%   Year Ended December 31, 2010 2011 2012 2013 2014 1Q2015

GAAP Reconciliation and Management Explanation of Non-GAAP Financial Measures

Servis1st Bank
OUR NAME IS OUR MISSION.

We recorded expenses of $2.1 million for the first quarter of 2015 related to the acquisition of Metro Bancshares, Inc. and the merger of Metro Bank with and into the Bank, and recorded an expense of $500,000 resulting from the initial funding of reserves for unfunded loan commitments as of March 31, 2015, consistent with guidance provided in the Federal Reserve Bank's Inter-agency Policy Statement SR 06-17. We recorded a non-routine expense of $703,000 for the first quarter of 2014 resulting from the correction of our accounting for vested stock options previously granted to members of our advisory boards in our Dothan, Huntsville and Montgomery, Alabama markets. This change in accounting treatment is a non-cash item and does not impact our operating activities or cash from operations. The non-GAAP financial measures included in this press release of our results for the first quarter of 2015 are "core net income," "core net income available to common stockholders," "core diluted earnings per share," "core return on average assets" and "core return on average common stockholders' equity." Each of these five core financial measures excludes the impact of the merger expenses, the initial funding of a reserve for unfunded loan commitments, and the non-routine expense attributable to the correction of our accounting for vested stock options. None of the other periods included in this press release are affected by such non-routine expenses.

"Core net income" is defined as net income, adjusted by the net effect of the non-routine expense.

"Core net income available to common stockholders" is defined as net income available to common stockholders, adjusted by the net effect of the non-routine expense.

"Core diluted earnings per share" is defined as net income available to common stockholders, adjusted by the net effect of the non-routine expense, divided by weighted average diluted shares outstanding.

"Core return on average assets" is defined as net income, adjusted by the net effect of the non-routine expense, divided by average total assets.

"Core return on average common stockholders' equity" is defined as net income, adjusted by the net effect of the non-routine expense, divided by average common stockholders' equity.

We believe these non-GAAP financial measures provide useful information to management and investors that is supplementary to our financial condition, results of operations and cash flows computed in accordance with GAAP; however, we acknowledge that these non-GAAP financial measures have a number of limitations. As such, you should not view these disclosures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non-GAAP financial measures that other companies, including those in our industry, use. The following reconciliation table provides a more detailed analysis of the non-GAAP financial measures for the first quarter of 2015 and the first quarter of 2014. Dollars are in thousands, except share and per share data.

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Our Financial Performance: GAAP Reconciliation

Servis1st Bank
OUR NAME IS OUR MISSION.

Dollars in Thousands		For the Period Ended March 31, 2015			For the Period Ended March 31, 2014
Provision for income taxes - GAAP	$	5,903		$	5,229
Adjustment for non-routine expense		829			246
Core provision for income taxes	$	6,732		$	5,475
Return on average assets - GAAP		1.26	%		1.35
Net income - GAAP	$	13,055		$	11,758
Adjustment for non-routine expense		1,767			457
Core net income	$	14,822		$	12,215
Average assets	$	4,193,413		$	3,500,257
Core return on average assets		1.43	%		1.42
Return on average common stockholders' equity		13.55	%		17.83
Net income available to common stockholders - GAAP	$	12,955		$	11,658
Adjustment for non-routine expense		1,767			457
Core net income available to common stockholders	$	14,722		$	12,115
Average common stockholders' equity	$	387,870		$	265,188
Core return on average common stockholders' equity		15.39	%		18.53
Earnings per share - diluted - GAAP	$	0.49		$	0.51
Weighted average shares outstanding, diluted		26,237,980			22,985,670
Core diluted earnings per share	$	0.56		$	0.53
Book value per share	$	15.65			
Total common stockholders' equity - GAAP		401,500			
Adjusted for goodwill and other identifiable intangible assets		18,069			
Tangible common stockholders' equity	$	383,431			
Tangible bookvalue per share	$	14.95			
Stockholders' equity to total assets		10.05	%		
Total assets - GAAP	$	4,393,342			
Adjusted for goodwill and other identifiable intangible assets		18,069			
Total tangible assets	$	4,375,273			
Tangible common equity to total tangible assets		8.76	%		

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